Exhibit 32.0

Certification of Chief Executive Officer and Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HSBC USA Inc., a Maryland corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the Form 10-Q) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 15, 2004               /s/ Martin J. G. Glynn
                                       -----------------------------------------
                                       Martin J. G. Glynn
                                       President and Chief Executive Officer


Date:  November 15, 2004               /s/ Roger K. McGregor
                                       -----------------------------------------
                                       Roger K. McGregor
                                       Executive Vice President and
                                       Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to HSBC USA Inc. and will be retained by HSBC USA Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.


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